WELLS FARGO FUNDS TRUST

Wells Fargo International Equity Fund

Class A, Class B, Class C and Institutional Class

Supplement dated September 15, 2004, to the

Prospectus for the Class A, Class B and Class C shares

dated February 1, 2004, as

supplemented April 19, 2004, and to the

Prospectus for the Institutional Class shares

dated February 1, 2004

This supplement contains important information about matters recently approved by the Board of Trustees (the “Board”) of Wells Fargo Funds Trust affecting the International Equity Fund (the “Fund”).

At its August 10, 2004, regular meeting, the Board unanimously approved the replacement of Wells Capital Management Incorporated as sub-adviser of the Fund with the following sub-advisers, each of which will provide sub-advisory services for approximately one-third of the Fund’s assets:

Artisan Partners Limited Partnership (“Artisan”), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser specializing in an international, large-cap growth investment style. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans. As of June 30, 2004, Artisan managed over $35 billion in assets. Mark L. Yockey, CFA, has been named portfolio manager.

Mr. Yockey is a Managing Director of Artisan and Portfolio Manager for Artisan’s diversified international growth equity portfolios. He has over 20 years of investment experience. Before joining Artisan in 1995, Mr. Yockey was the portfolio manager of the United International Growth Fund and Vice President of Waddell & Reed from January 1990 to December 1995. Prior to that he was an analyst specializing in the worldwide health care industry and international special situations at Waddell & Reed. Prior to joining Waddell & Reed, he was a health care analyst for the State of Michigan Retirement Fund. Mr. Yockey holds a BA and an MBA in Finance from Michigan State University.

LSV Asset Management (“LSV”), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is a registered investment adviser focusing on an international, large-cap value investment style. LSV provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of June 30, 2004, LSV managed over $25 billion in assets. Josef Lakonishok, Robert W. Vishny and Menno Vermeulen have been named Portfolio Managers.

Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 24 years of investment and research experience. In addition to his duties at LSV, Dr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at

Urbana-Champaign. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University. He is also a Research Associate at the National Bureau of Economic Research (NBER).

Dr. Vishny has served as a Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 17 years of investment and research experience. In addition to his duties at LSV, Dr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. He also serves on the Board of Directors of the American Finance Association and the Center for Research in Security Prices. Dr. Vishny earned his AB with highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV since 1995 and as a Partner of LSV since 1998. He has more than 12 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a Portfolio Manager for ABP Investments. Mr. Vermeulen earned his masters degree in Econometrics from Erasmus University at Rotterdam.

New Star Institutional Managers Limited (“New Star”), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser focusing on an international, large-cap blend investment style. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients. As of June 30, 2004, New Star managed over $5.5 billion in assets. Mark Beale and Richard Lewis have been named the Fund’s Portfolio Managers.

Mr. Beale joined New Star in 1982 and is the lead Portfolio Manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He holds a BA in Economic History from the University of Sussex, England.

Mr. Lewis joined New Star in 1989. He has 20 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s European Equity group. Prior to joining the firm, Mr. Lewis was with Capel-Cure Myers Capital Management Ltd in London where he was an equity investment manager and strategist. He holds a BSc in Economics and Statistics from Bristol University, England.

Effective immediately, Artisan, LSV and New Star assumed day-to-day investment advisory responsibilities for the Fund, each applying its primary investment style, pursuant to Board-approved Investment Sub-Advisory Agreements. Wells Fargo Funds Management, LLC, will continue as the adviser and will continue to pay the new sub-advisers from the fees it receives from the Fund.

No shareholder action is necessary at this time. Proxy materials, which are expected to be mailed to shareholders on or about November 20, 2004, will describe each of the sub-advisory agreements with Artisan, LSV and New Star, and the Board’s reasons for approving this change, in detail. Shareholders who purchase shares after October 22, 2004, will not be entitled to vote on the sub-advisory agreements, but may request a copy of the proxy materials.

Sub-Adviser’s Prior Performance History

The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Best Qtr.: Q4 ’99 • 48.52%	Worst Qtr.: Q3 ’02 • (21.41)%

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
Artisan Composite Performance (incept. 01/01/96)	28.68%	6.94%	12.51%
MSCI/EAFE Index[1]	38.59%	(0.09)%	3.22%
MSCI/EAFE Growth Index[2]	31.99%	(3.95)%	0.58%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.
[2]	Morgan Stanley Capital International/Europe, Australasia, and Far East Growth Index.

Sub-Adviser’s Prior Performance History

The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Best Qtr.: Q2 ’03 • 20.86%	Worst Qtr.: Q3 ’98 • (17.23)%

Average annual total returns
for the period ended 12/31/03	1 year	5 years	Life of Fund
LSV Composite Performance (incept. 12/31/97)	43.53%	9.28%	9.95%
MSCI/EAFE Index[1]	38.59%	(0.09)%	3.02%
MSCI/EAFE Value Index[2]	45.30%	3.57%	5.83%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.
[2]	Morgan Stanley Capital International/Europe, Australasia, and Far East Value Index.

Sub-Adviser’s Prior Performance History

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Best Qtr.: Q4 ’99 • 30.30%	Worst Qtr.: Q3 ’02 • (19.73)%

Average annual total returns

for the period ended 12/31/03	1 year	5 years	10 years
New Star Composite Performance	37.90%	3.34%	5.17%
MSCI/EAFE Index[1]	38.59%	(0.09)%	4.44%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.